Condensed Statements of Operations (USD $)	12 Months Ended		43 Months Ended
	Aug. 31, 2012	Aug. 31, 2011	Aug. 31, 2012
General and administrative	$ 10,682	$ 10,818	$ 34,527
General and administrative - Related Party		1,000	1,000
Total expenses	10,682	11,818	35,527
Net income (loss)	$ (10,682)	$ (11,818)	$ (35,527)
Net loss per common share - basic and diluted	$ 0.00	$ 0.00
Weighted-average common shares outstanding - basic and diluted	12,000,000	12,000,000